                                                                  Exhibit 10.50

                                AMENDMENT AND CONSENT
                              TO FIRST CREDIT AGREEMENT

          AMENDMENT AND CONSENT, dated as of November 12, 1998 (this "Amendment and Consent"), by and among NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("Holdings"), NWA INC., a Delaware corporation ("NWA"), NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement described below (each a "Bank" and, collectively, the "Banks"), ABN AMRO BANK N.V., as compliance agent (the "Compliance Agent"), BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"), CHASE SECURITIES INC., as syndication agent (the "Syndication Agent"), CITIBANK, N.A., as documentation agent (the "Documentation Agent"), and NATIONAL WESTMINSTER BANK PLC and U.S. BANK NATIONAL ASSOCIATION (f/k/a FIRST BANK NATIONAL ASSOCIATION), as Agents. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the First Credit Agreement referred to below.

                                W I T N E S S E T H:

          WHEREAS, Holdings, NWA, the Borrower, the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks are parties to a Credit Agreement, dated as of December 15, 1995, as amended and restated as of October 16, 1996, as further amended and restated as of December 29, 1997, as further amended as of January 23, 1998 and as further amended by the Temporary Amendment described below (as amended, modified and/or supplemented through the date hereof, the "First Credit Agreement");

          WHEREAS, Holdings, NWA, the Borrower, the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks executed a Temporary Amendment to the First Credit Agreement dated as of May 12, 1998 (the "Temporary Amendment") pursuant to which certain provisions of the First Credit Agreement were permanently amended and certain other provisions of the First Credit Agreement were temporarily amended;

          WHEREAS, Holdings, NWA and the Borrower entered into a Credit Agreement, dated as of May 12, 1998, as amended as of May 29, 1998, by and among Holdings, NWA, the Borrower, the lenders from time to time party thereto and The Chase Manhattan Bank, as agent (as amended, modified and/or supplemented from time to time by any amendment, modification or supplement, the "Second Credit Agreement");

          WHEREAS, Holdings, NWA and the Borrower are concurrently herewith entering into an amendment to the Second Credit Agreement, dated as of the date hereof, by and among Holdings, NWA, the Borrower, the lenders from time to time party thereto and The Chase Manhattan Bank, as agent (the "Second Amendment to the Second Credit Agreement") and an amendment to the Aircraft Mortgage Agreement (as such term is defined in the Second Credit Agreement) (the "Amendment to the Second Credit Agreement Aircraft Mortgage");

          WHEREAS, the Borrower is concurrently herewith entering into amendments to the Security Documents;

          WHEREAS, the parties hereto wish to amend certain provisions of the First Credit Agreement, the Temporary Amendment and the Security Documents; and

          WHEREAS, the Banks party hereto wish to consent to the Second Amendment to the Second Credit Agreement and to the Amendment to the Second Credit Agreement Aircraft Mortgage;

          NOW THEREFORE, it is agreed:

          1.   The First Credit Agreement is amended as follows:

          (a) Section 1.08(a) of the First Credit Agreement is hereby amended by deleting the phrase "at a rate per annum which shall be equal to the Base Rate" and inserting in lieu thereof the phrase "at a rate per annum which shall be equal to the sum of 1% plus the Base Rate".

          (b) Section 8.06(n) of the First Credit Agreement is hereby amended by deleting the number "90" appearing therein and inserting the number "180" in lieu thereof.

          (c) Section 10 of the First Credit Agreement is hereby amended by deleting the definitions of Applicable Eurodollar Margin and Applicable Commitment Fee Percentage appearing therein and inserting the following new definitions in lieu thereof:

               " 'Amendment to the Second Credit Agreement Aircraft Mortgage' shall have the meaning provided in the Amendment and Consent to the Agreement, dated as of November 12, 1998."

               " 'Applicable Eurodollar Margin' shall mean 2.000%."

               " 'Applicable Commitment Fee Percentage' shall mean, for both Basic Revolving Loans and Supplemental Revolving Loans, 0.3750%."

               " 'Second Amendment to the Second Credit Agreement' shall have the meaning provided in the Amendment and Consent to the Agreement, dated as of November 12, 1998."

          (d) Section 10 of the First Credit Agreement is hereby further amended by inserting the following text immediately prior to the period appearing at the end of the definition of Consolidated EBITDAR:

          ", plus (iv) the following amount for each of the following periods:


      PERIOD                                     AMOUNT
------------------------------------------------------------------------------
Second Quarter 1998        $45,000,000

Third Quarter 1998         $672,000,000

Fourth Quarter 1998        an amount equal to the lesser of (x) the sum of the
                           publicly announced costs relating to the strike by
                           the Northwest Air Line Pilots Association plus
                           out-of-period labor costs associated with the
                           settlement of such strike for the fourth quarter of
                           1998 and (y) $378,000,000

First Quarter 1999         an amount equal to the lesser of (x) the sum of the
                           publicly announced costs relating to the strike by
                           the Northwest Air Line Pilots Association plus
                           out-of-period labor costs associated with the
                           settlement of such strike for the first quarter of
                           1999 and (y) $75,000,000".

          2.   The Temporary Amendment is amended as follows:

          (a) The fourth recital of the Temporary Amendment is hereby amended by inserting the phrase "subject to paragraph 3 hereof," after the word "(B)" appearing therein.

          (b) The introductory language to paragraph 2 of the Temporary Amendment is hereby amended by deleting the phrase ", but in each case only until the Temporary Amendment Expiry Date" appearing therein and inserting in lieu thereof the phrase ", but in each case, subject to the provisions of paragraph 3 hereof, only until the Temporary Amendment Expiry Date".

          (c) Paragraph 2(a) of the Temporary Amendment is hereby deleted in its entirety and "(a) INTENTIONALLY OMITTED." Inserted in lieu thereof.

          (d)  Paragraph 2(u) of the Temporary Amendment is hereby amended by
(i) deleting the words "Applicable Eurodollar Margin, Applicable Commitment Fee Percentage," appearing therein and (ii) deleting the definitions of "Applicable Eurodollar Margin" and "Applicable Commitment Fee Percentage" set forth therein.

          (e) Paragraph 3 of the Temporary Amendment is hereby amended by inserting at the end thereof the following phrase:

          "Notwithstanding anything in this Amendment to the contrary, the Temporary Amendment Expiry Date shall not be deemed to have occurred with respect to any of the amendments referred to in paragraph 2 hereof, other than those amendments referred to in paragraphs 2(g), 2(m)(iv) and (v), 2(o), 2(p), 2(q) and 2(r), and the Collateral Agent shall not release its security interest in the Collateral, unless and until:

               (a) (i) no "Revolving Loans" and no "Revolving Notes" (in each case as defined in the Second Credit Agreement) are outstanding, (ii) all "Obligations" (as defined in the Second Credit Agreement) have been repaid in full and (iii) the "Total Revolving Loan Commitment" (as defined in the Second Credit Agreement) has been terminated in full;

               (b) no Default or Event of Default shall have occurred and be continuing;

               (c) the senior unsecured debt rating of the Borrower (without any credit enhancements of any type and based upon an actual issuance of senior unsecured debt and not upon an "implied rating") as rated by Standard and Poor's Rating Services ("S&P") is no less than "BB" and as rated by Moody's Investor Services, Inc. ("Moody's") is no less than "Ba2"; and

               (d)  the sum of (x) unrestricted cash and cash equivalents and
               (y) unrestricted short term investments of Holdings and its Subsidiaries all as determined on a consolidated basis in accordance with GAAP and as certified to the Banks by Holdings' treasurer or chief financial officer, and (z) the Total Unutilized Basic Revolving Loan Commitment and the Total Unutilized Supplemental Revolving Loan Commitment exceeds $1,000,000,000.

          3. Section 8.13 of the First Credit Agreement is hereby amended by adding the following proviso at the end thereof:

          "; provided, however, the Borrower shall be permitted to enter into the Second Amendment to the Second Credit Agreement and the Amendment to the Second Credit Agreement Aircraft Mortgage"

          4. The undersigned Banks consent to and authorize the Collateral Agent to enter into amendments to the Aircraft Mortgage Agreement and the Slot Security Agreement in substantially the form attached hereto as Attachments I and II.

          5. This Amendment and Consent is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the First Credit Agreement, the other Credit Documents, the Temporary Amendment or any of the instruments or agreements referred to therein.

          6. In order to induce the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks to enter into this Amendment and Consent, each of Holdings, NWA and the Borrower hereby represents and warrants that (x) no Default or Event of Default shall exist on the Effective Date both before and after giving effect to this Amendment and Consent and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Effective Date both before and after giving effect to this Amendment and Consent with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          7. This Amendment and Consent shall become effective as of the date first written above (the "Effective Date") when each of the following conditions has been met (provided that if all such conditions have not been so met by November 16, 1998, then this Amendment and Consent will not become effective):

          (i) the representations of Holdings, NWA and the Borrower set forth in paragraph 6 above shall be true and correct in all material respects;

          (ii) each of Holdings, NWA, the Borrower and the Required Banks shall have duly executed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

          (iii) there shall have been delivered to each of the Agents and each of the Banks a true and complete copy of the Second Amendment to the Second Credit Agreement and the Amendment to the Second Credit Agreement Aircraft Mortgage which shall be in form and substance satisfactory to the Agents and the Required Banks; PROVIDED, that unless the Administrative Agent has received actual notice from another Agent or a Bank signatory hereto that the condition contained in this clause (iii) has not been met to its satisfaction, upon delivery of such Agent's or Bank's signature page to this Amendment and Consent in accordance with clause (ii) above, the condition contained in this clause (iii) shall be deemed to have been met to such Agent's or Bank's satisfaction;

          (iv) the "Second Amendment Effective Date" (as defined in the Second Amendment to the Second Credit Agreement) shall have occurred;

          (v) the Borrower shall have paid to the Agents and Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Banks to the extent then due and payable; and

          (vi) the Borrower shall have duly authorized, executed and delivered (I) an amendment to the Aircraft Mortgage Agreement in the form of Attachment I to this Amendment and Consent and (II) an amendment to the Slot Security Agreement in the form of Attachment II to this Amendment and Consent and the Banks shall have received a legal opinion from counsel, and in form and substance, satisfactory to the Administrative

     Agent to the effect that the perfection and priority of the security interests granted pursuant to the Aircraft Mortgage Agreement and the Slot Security Agreement are not affected by the amendments thereto.

          8. This Amendment and Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and each Agent.

          9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          10. From and after the Effective Date, all references in the Credit Agreement, each of the Credit Documents and the Temporary Amendment to the Credit Agreement, any Credit Document or the Temporary Amendment shall be deemed to be references to such Credit Agreement, such Credit Document or such Temporary Amendment as amended hereby.

                                 *   *   *   *

                                                                  Exhibit 10.50

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        NORTHWEST AIRLINES CORPORATION

                                        By:  /s/ Rolf S. Andresen
                                           ------------------------------------
                                           Name:  Rolf S. Andresen
                                           Title: Vice President Finance
                                                  and Chief Accounting Officer

                                        NWA INC.
                                        By:  /s/ Rolf S. Andresen
                                           ------------------------------------
                                           Name:  Rolf S. Andresen
                                           Title: Vice President Finance
                                                  and Chief Accounting Officer

                                        NORTHWEST AIRLINES, INC.
                                        By:  /s/ Rolf S. Andresen
                                           ------------------------------------
                                           Name:  Rolf S. Andresen
                                           Title: Vice President Finance
                                                  and Chief Accounting Officer


                                         NORTHWEST AIRLINES CORPORATION
                                         f/k/a Newbridge Parent Corporation

                                        By:  /s/ Robert H. Nazarian
                                           ------------------------------------
                                           Name:  Robert H. Nazarian
                                           Title: Treasurer

                                        ABN AMRO BANK N.V.,
                                        CHICAGO BRANCH,
                                        Individually and as Compliance Agent

                                        By:  /s/ Lukas van der Hoef
                                           ------------------------------------
                                           Name:  Lukas van der Hoef
                                           Title: Vice President

                                        By:  /s/ Carla S. Waggoner
                                           ------------------------------------
                                           Name:  Carla S. Waggoner
                                           Title: Assistant Vice President

                                        BANKERS TRUST COMPANY,
                                        Individually and as Administrative
                                        Agent

                                        By:  /s/ Robert R. Telesca
                                           ------------------------------------
                                           Name:  Robert R. Telesca
                                           Title: Assistant Vice President

                                        PARIBAS

                                        By:  /s/ Chuck Irwin
                                           ------------------------------------
                                           Name:  Chuck Irwin
                                           Title: Vice President

                                        By:  /s/ Larry Robinson
                                           ------------------------------------
                                           Name:  Larry Robinson
                                           Title: Vice President

                                        CHASE SECURITIES INC.,
                                        as Syndication Agent

                                        By:  /s/ Donald S. Shokrian
                                           ------------------------------------
                                           Name:  Donald S. Shokrian
                                           Title: Vice President
                                                  Global Aerospace Group

                                        CITIBANK, N.A.,
                                        as Documentation Agent

                                        By:  /s/ Thomas Boyle
                                           ------------------------------------
                                           Name:  Thomas Boyle
                                           Title: Managing Director-Global
                                                  Aviation

                                        NATIONAL WESTMINSTER BANK PLC,
                                        NEW YORK BRANCH
                                        Individually and as an Agent

                                        By:  /s/ Simon Clark
                                           ------------------------------------
                                           Name:  Simon Clark
                                           Title: Vice President

                                        NATIONAL WESTMINSTER BANK PLC, NASSAU
                                        BRANCH,
                                        Individually and as an Agent

                                        By:  /s/ Simon Clark
                                           ------------------------------------
                                           Name:  Simon Clark
                                           Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION
                                        Individually and as an Agent

                                        By:  /s/ Mark R. Olmon
                                           ------------------------------------
                                        Name:  Mark R. Olmon
                                        Title: Senior Vice President

                                        BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION

                                        By:  /s/ R. Guy Stapleton
                                           ------------------------------------
                                           Name:  R. Guy Stapleton
                                           Title: Managing Director

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.
                                        CHICAGO BRANCH

                                        By:  /s/ Jeffrey R. Arnold
                                           ------------------------------------
                                           Name:  Jeffrey R. Arnold
                                           Title: Vice President and Manager

                                        BANQUE NATIONALE DE PARIS

                                        By:  /s/ Jo Ellen Bender
                                           ------------------------------------
                                           Name:  Jo Ellen Bender
                                           Title: Senior Vice President and
                                                  Manager

                                        CANADIAN IMPERIAL BANK OF COMMERCE

                                        By:  /s/ E. Lindsay Gordon
                                           ------------------------------------
                                           Name:  E. Lindsay Gordon
                                           Title: Executive Director
                                                  CIBC Oppenheimer Corp.,
                                                  as Agent

                                        CHANG HWA COMMERCIAL BANK, LTD., NEW
                                        YORK BRANCH

                                        By:  /s/ Wan-Tu Yeh
                                           ------------------------------------
                                           Name:  Wan-Tu Yeh
                                           Title: Vice President and
                                                  General Manager

                                        THE CHASE MANHATTAN BANK

                                        By:  /s/ Matthew H. Massie
                                           ------------------------------------
                                           Name:  Matthew H. Massie
                                           Title: Vice President
                                                  Global Aerospace and Shipping

                                        CHIAO TUNG BANK CO., LTD. NEW YORK
                                        AGENCY
                                        By:  /s/ Kuang-Si Shin
                                           ------------------------------------
                                           Name:  Kuang-Si Shin
                                           Title: Senior Vice President
                                                  to General Manager

                                        CHRISTIANIA BANK OG KREDITKASSE ASA,
                                        NEW YORK BRANCH

                                        By:  /s/Hans Chr. Kjelsrud
                                           ------------------------------------
                                           Name:  Hans Chr. Kjelsrud
                                           Title: Senior Vice President

                                        By:  /s/ Martin Lunder
                                           ------------------------------------
                                           Name:  Martin Lunder
                                           Title: Senior Vice President

                                        CREDIT LYONNAIS
                                        NEW YORK BRANCH

                                        By:  /s/ Phillipe Soustra
                                           ------------------------------------
                                           Name:  Phillipe Soustra
                                           Title: Senior Vice President

                                        CREDIT SUISSE FIRST BOSTON

                                        By:  /s/ William S. Lutkins
                                           ------------------------------------
                                           Name:  William S. Lutkins
                                           Title: Vice President

                                        By:  /s/ Thomas G. Muoio
                                           ------------------------------------
                                           Name:  Thomas G. Muoio
                                           Title: Vice President

                                        DAI-ICHI KANGYO BANK, LTD., CHICAGO
                                        BRANCH

                                        By:  /s/ N. Fukatsu
                                           ------------------------------------
                                           Name:  N. Fukatsu
                                           Title: Vice President

                                        THE FUJI BANK, LIMITED

                                        By:  /s/ Peter L. Chinnici
                                           ------------------------------------
                                           Name:  Peter L. Chinnici
                                           Title: Joint General Manager

                                        HAMBURISCHE LANDESBANK--GIROZENTRALE

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        LANDESBANK Berlin--GIROZENTRALE

                                        By:  /s/ Peter Storey
                                           ------------------------------------
                                           Name:  Peter Storey
                                           Title: Senior Vice President

                                        By:  /s/ Rudolf Schmidt
                                           ------------------------------------
                                           Name:  Rudolf Schmidt
                                           Title: Vice President

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, NEW YORK BRANCH

                                        By:  /s/ Scott J. Paige
                                           ------------------------------------
                                           Name:  Scott J. Paige
                                           Title: Senior Vice President

                                        ROYAL BANK OF CANADA

                                        By:  /s/ Michael J. Madnick
                                           ------------------------------------
                                           Name:  Michael J. Madnick
                                           Title: Senior Manager

                                        THE SAKURA BANK, LTD.

                                        By:  /s/ Yoshikazu Nagura
                                           ------------------------------------
                                           Name:  Yoshikazu Nagura
                                           Title: Vice President

                                        THE SANWA BANK, LIMITED

                                        By:  /s/ Michael J. Lawrence
                                           ------------------------------------
                                           Name:  Michael J. Lawrence
                                           Title: Senior Vice President

                                        THE SUMITOMO BANK, LIMITED, CHICAGO
                                        BRANCH

                                        By:  /s/ John H. Kemper
                                           ------------------------------------
                                           Name:  John H. Kemper
                                           Title: Senior Vice President

                                        THE SUMITOMO TRUST AND BANKING CO., LTD.

                                        By:  /s/ Eleanor Chan
                                           ------------------------------------
                                           Name:  Eleanor Chan
                                           Title: Manager and Vice President